Exhibit 10.10.1

[GUARANTY BANK AND TRUST LETTERHEAD]

September 24, 2004

Mr. Steven C. Robbins
Integrated Financial Systems, Inc.
7807 E. Peakview Avenue, Suite 300
Greenwood Village, CO 80111

Re: Renewal of Loan #8600025-001

Dear Mr. Robbins:

Guaranty Bank and Trust will extend the above referenced line of credit for $5,000,000 to February 7, 2005 at a rate of Wall Street Journal Prime plus 1% with floor interest rate of 6%.

Please feel free to call if there are any questions.

Sincerely,

/s/ David R. Livingston
David R. Livingston
President, Cherry Hills